BMNR is Building the World's Premier Ethereum Treasury

A category-defining digital asset platform focused on increasing ETH held per share while strengthening the Ethereum ecosystem through strategic treasury management and native protocol participation

The Alchemy Of 5%

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

Shareholder Meeting: January 15, 2026


Encore
Wynn

BitMine will hold its annual shareholder meeting at the Wynn Las Vegas on January 15, 2026

Table of Contents

01
Financial Results

EARNINGS HIGHLIGHTS: Fiscal Full Year, August 31, 2025

- BitMine reported full year fiscal 2025 GAAP results:

Net income:	$328,161,370
Fully diluted S/O Aug 31, 2025:	24,515,226
GAAP Diluted EPS:	**$13.39**

Source: BitMine

BALANCE SHEET: As of August 31, 2025

Bitmine Immersion Technologies, Inc.
Consolidated Balance Sheets
(In thousands, except for share and per share data)

	August 31, 2025	August 31, 2024
ASSETS		
Current assets:		
Cash and cash equivalents	$ 511,999	$ 499
Prepaid expenses	498	675
Other receivables	510	374
Total current assets	513,007	1,548
Other receivables	–	281
Digital assets	8,281,530	15
Other assets	–	668
Property and equipment, net	516	4,772
Total assets	$ 8,795,053	$ 7,284
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accrued liabilities	$ 8,894	$ 716
Contract liabilities	1,067	790
Loans payable	–	1,625
Total current liabilities	9,961	3,131
Deferred tax liability	92,295	–
Contract liabilities	–	65
Total liabilities	102,256	3,196
Commitments and contingencies	–	–
Stockholders' Equity:		
Series A Preferred Stock, $0.0001 par value, 500 shares authorized, 0 and 454 shares issued and outstanding as of August 31, 2025, and August 31, 2024, respectively	–	–
Series B Preferred Stock, $0.0001 par value, 500 shares authorized, 0 and 0 shares issued and outstanding as of August 31, 2025 and August 31, 2024, respectively	–	–
Common stock, $0.0001 par value, 500,000 shares authorized; 234,714 and 2,495 shares issued and outstanding as of August 31, 2025 and August 31, 2024, respectively	23	–
Additional paid-in capital	8,355,382	12,312
Retained earnings (deficit)	337,392	(8,224)
Total stockholders' equity	8,692,797	4,088
Total liabilities and equity	$ 8,795,053	$ 7,284

The accompanying notes are an integral part of these Consolidated Financial Statements.

Source: BitMine

INCOME STATEMENT: Fiscal Full Year August 31, 2025

Bitmine Immersion Technologies, Inc.
Consolidated Statements of Income (loss)
(In thousands, except for share and per share data)

	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
Revenue from the sale of mining equipment	$ 846	$ 231
Revenue from self-mining	3,133	3,031
Revenue from hosting	-	48
Revenue from consulting	235	-
Revenue from leasing	1,881	-
Total Revenue	6,095	3,310
Cost of sales mining equipment	752	181
Cost of sales self-mining	3,277	3,254
Cost of sales hosting	-	38
Cost of sales consulting	7	-
Cost of sales leasing	1,749	-
Total Cost of Sales	5,785	3,473
Operating expenses:		
General and administrative expenses	13,984	2,279
Warrant expense	348,959	-
Impairment of property and equipment	1,912	120
Realized gain from the sale of digital assets	(3,748)	(114)
Unrealized gain from digital assets holdings	(805,008)	-
Total operating expenses	(443,901)	2,285
Income (loss) from operations	444,211	(2,448)
Other income (expense):		
Interest expense	(245)	(269)
Interest income	1	55
Loss on the extinguishment of debt	(289)	(320)
Loss on investment in joint venture	(1,278)	(311)
Loss on the sale of equipment	(1,528)	-
Pre-tax income (loss)	440,872	(3,293)
Income taxes	92,295	-
Net Income (loss)	348,577	(3,293)
Deemed dividend on Series A Preferred Stock	(2,961)	-
Allocation to participating preferred stock	(17,455)	-
Net Income (loss) attributable to common stockholders	$ 328,161	$ (3,293)
Basic income (loss) per common share	$ 13.60	$ (1.32)
Diluted income (loss) per common share	$ 13.39	$ (1.32)
Weighted-average number of common shares outstanding:		
Basic	24,137,713	2,493,931
Diluted	24,515,226	2,493,931

Source: BitMine

STATEMENT OF CASH FLOWS: Fiscal Full Year, August 31, 2025

Bitmine Immersion Technologies, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Fiscal year ended August 31, 2025	Fiscal year ended August 31, 2024
Cash flows from operating activities		
Net Income (loss)	$ 348,577	$ (3,293)
Adjustments to reconcile net income (loss) to net cash provided by operating activities		
Stock based compensation	2,425	1,123
Warrant expense	348,959	-
Depreciation expense	761	924
Loss on the sale of property and equipment	1,528	32
Loss on investment in joint venture	1,278	311
Impairment of property and equipment	1,912	120
Amortization of note discount	8	-
Loss on extinguishment of debt	289	-
Gain on note settlement	-	(35)
Realized gain on the sale of digital assets	(3,748)	-
Unrealized gain on digital assets held	(805,008)	-
Changes in operating assets and liabilities		
Digital assets	(2,515)	(225)
Other receivables	-	374
Prepaid expenses	178	(570)
Accrued liabilities	8,699	507
Deferred tax liability	92,295	-
Contract liabilities	213	704
Net cash provided by (used in) operating activities	(4,149)	(30)
Cash flows from investing activities		
Purchase of digital assets	(7,433,131)	-
Return of capital on joint venture	-	8
Proceeds from sale of digital assets	2,187	-
Purchase of property and equipment	(1,065)	(76)
Net cash (used in) investing activities	(7,432,009)	(67)
Cash flows from financing activities:		
Proceeds from Series A preferred stock	25	-
Proceeds from Series B preferred stock	200	-
Proceeds from loan payable	1,035	-
Repayment of loan payable	(957)	-
Proceeds from private placements and prefunded warrants, net of issuance costs	230,290	-
Proceeds from ATM, net of issuance costs	7,717,761	-
Repayment of related party loan	(945)	-
Proceeds from related party loan	250	325
Net cash (used in) by financing activities	7,947,659	325
Net increase (decrease) in cash and cash equivalents	511,500	229
Cash and cash equivalents at beginning of period	499	270
Cash and cash equivalents at end of period	$ 511,999	$ 499
Supplemental disclosure of non-cash investing and financing activity		
Proceeds received from bitcoin loan	$ -	$ 578
Proceeds of bitcoin loan in BTC	$ -	$ 578
Repayment of loan with digital assets	$ 374	$ -
Purchase of equipement for loan payable	$ 1,035	$ -
Purchase of equipement with BTC	$ -	$ 340
Repossession of equipment to satisfy notes receivable	$ -	$ 531
Payment of an accrued liability to a related party with equipment	$ -	$ 49
Deemed dividend on Preferred A stock	$ 2,961	$ -
Issuance of common stock to reduce related party debt	$ 796	$ -

Source: BitMine

02
Staking Update: MAVAN

STAKING: MAVAN Summary

- BitMine selected **three top staking providers** for a focused pilot to test capabilities as we advance and scale our own best-in-class, Made-in-America validator network.

- Over the last few months, BitMine evaluated leading staking providers and launched a pilot program with three finalists to assess their performance. As **we prepare to scale our own validator network**, we will move forward with a select group of these potential partners.

- BitMine naming this **MAVAN**: **M**ade in **A**merica **Va**lidator **N**etwork

- We expect to go live during the **calendar first quarter of 2026**.

STAKING: MAVAN Evaluation Criteria

- BitMine assessed several native staking providers who serve institutional clients across a range of criteria including:

1. Safe and secure operations
2. Performance and reward/yield generation
3. Ability to run dedicated infrastructure
4. Overall service quality and support

STAKING: Next Steps MAVAN

- The Company selected **3 initial pilot partners** to conduct a live test of their staking capabilities using a small portion of our ETH. The test is designed to monitor performance and further evaluate pilot member operations and service quality.
- We plan to partner with one or more of these pilot partners plus world-class infrastructure providers to **scale our own Made in America validator network** over the coming quarter.
- Although many "off the shelf" offerings exist, we believe in building the premier destination for our natively staked Ether and are proud to build with the best partners. At scale, we believe our strategy will best serve the long-term best interests of our shareholders.

03
Declaration of Annual Dividend

DIVIDEND: Annual Dividend Declaration

- BitMine declares annual dividend of $0.01 per BMNR share
- Declaration date is November 21, 2025
- Ex-dividend date is December 5, 2025
- Record date is December 8, 2025
- Payable date is December 29, 2025

Source: BitMine

DIVIDEND: 9 of 16 largest AI/MAG7 stocks pay a dividend

	Ticker	Name	Market Cap ($ Billion)	LTM Dividends per Share	Dividend Yield
1	NVDA	Nvidia Corp	$4,496.4	$0.04	0.02%
2	AAPL	Apple Inc	$4,001.4	$1.03	0.39%
3	MSFT	Microsoft Corp	$3,609.9	$3.32	0.74%
4	GOOGL	Alphabet Inc-Cl A	$3,552.2	$0.82	0.27%
5	AMZN	Amazon.Com Inc	$2,351.7	-	-
6	AVGO	Broadcom Inc	$1,651.7	$2.36	0.72%
7	META	Meta Platforms Inc-Cla	$1,471.5	$2.08	0.38%
8	TSLA	Tesla Inc	$1,340.2	-	-
9	ORCL	Oracle Corp	$638.7	$1.90	0.91%
10	NFLX	Netflix Inc	$462.3	-	-
11	PLTR	Palantir Technologies	$392.3	-	-
12	AMD	Advanced Micro Devic	$362.5	-	-
13	MU	Micron Technology Inc	$248.0	$0.46	0.23%
14	SHOP	Shopify Inc - Class A	$187.8	-	-
15	LRCX	Lam Research Corp	$184.8	$0.95	0.71%

Source: Fundstrat, Bloomberg

DIVIDEND: BMNR only large-cap crypto stock to pay dividend

	Ticker	Name	Market Cap ($ Billion)	LTM Dividends per Share	Dividend Yield
	Digital Asset Treasury				
1	MSTR	Strategy Inc	$53.6	-	-
2	BMNR	Bitmine Immersion Technologi	$11.2	-	-
3	GME	Gamestop Corp-Class A	$9.1	-	-
4	DJT	Trump Media & Technology Gro	$2.9	-	-
5	SBET	Sharplink Gaming Inc	$1.9	-	-
	Miners				
1	IREN	Iren Ltd	$13.0	-	-
2	APLD	Applied Digital Corp	$6.5	-	-
3	CIFR	Cipher Mining Inc	$5.8	-	-
4	WULF	Terawulf Inc	$5.1	-	-
5	RIOT	Riot Platforms Inc	$5.0	-	-
6	CORZ	Core Scientific Inc	$4.8	-	-
7	ABTC	American Bitcoin Corp-A	$4.4	-	-
8	MARA	Mara Holdings Inc	$4.2	-	-
9	HUT	Hut 8 Corp	$4.1	-	-
10	CLSK	Cleanspark Inc	$2.9	-	-
11	BTDR	Bitdeer Technologies Group-A	$2.1	-	-
12	BITF	Bitfarms Ltd/Canada	$1.5	-	-

	Ticker	Name	Market Cap ($ Billion)	LTM Dividends per Share	Dividend Yield
	Traditional / Crypto Exchanges				
1	HOOD	Robinhood Markets Inc - A	$106.4	-	-
2	COIN	Coinbase Global Inc -Class A	$69.4	-	-
3	BLSH	Bullish	$5.3	-	-
4	BULL	Webull Corp	$4.1	-	-
5	ETOR	Etoro Group Ltd-A	$3.2	-	-
6	GEMI	Gemini Space Station Inc-A	$1.3	-	-
	Payment Processor				
1	NU	Nu Holdings Ltd/Cayman Isl-A	$75.7	-	-
2	XYZ	Block Inc	$37.7	-	-
3	FOUR	Shift4 Payments Inc-Class A	$5.8	-	-
	Ecosystem or With Crypto Exposure				
1	TSLA	Tesla Inc	$1,343.6	-	-
2	RBLX	Roblox Corp -Class A	$68.5	-	-
3	CRCL	Circle Internet Group Inc	$16.4	-	-
4	GLXY	Galaxy Digital Inc-A	$10.2	-	-
5	FIGR	Figure Technology Solut-Cl A	$8.0	-	-
6	CMPO	Composecure Inc-A	$2.4	-	-
7	CUBI	Customers Bancorp Inc	$2.2	-	-
8	RHLD	Resolute Holdings Manag	$1.4	-	-

Source: Fundstrat, Bloomberg

04
Progress towards alchemy of 5%

ALCHEMY of 5%: ETH holdings now 2.9% of total supply


11/16
2.9%
10/26
2.7%
9/28
2.2%
8/31
1.6%
7/27
0.5%
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
BMNR ETH Holdings
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
BMNR ETH Holdings as % Total ETH Supply
7/8
7/13
7/20
7/27
8/3
8/10
8/17
8/24
8/31
9/7
9/14
9/21
9/28
10/5
10/12
10/19
10/26
11/2
11/9
11/16
ETH Holdings (LHS)
% ETH Supply (RHS)

Source: Fundstrat, Bitmine Immersion Technologies, Etherscan

Illustrative | For Discussion Purposes

Our Mission + Philosophy

Our goal is to increase shareholder value by acquiring ETH in our treasury and increasing the ETH held per share and to achieve a 5% stake in the Ethereum network

Ethereum may see exponential growth driven by the “ChatGPT” moment in crypto as stablecoins have seen exponential adoption, leading to Wall Street tokening assets onto the blockchain

The majority of these “real world assets” are on the Ethereum blockchain, making the ETH token valuable

The competitive return of Microstrategy (ticker $MSTR) versus Bitcoin over similar timeframes show a crypto treasury stock can be an attractive alternative to owning the crypto token or ETF outright, because an ETH treasury vehicle can unlock growth and utility that owning ETH outright doesn't capture

The BitMine Story - Exponential Growth


ethereum

$0
Mining Equipment
February 2025

$15MM
Bitcoin
June 2025

$250MM
Ethereum
July 2025

$11,800MM
Crypto + Treasury Cash
Present

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

Our Partners in Exponential Growth

MOZAYYX
PANTERA
kraken
FOUNDERS FUND
GSR
FALCONX
DCG
galaxy

We Study The Greats ...



1. Customer Obsession
Steve Jobs - Creator



2. Great Art = Alchemy
Leonardo Da Vinci - Artist



3. Innovate Relentlessly
Nikola Tesla - Inventor

... To Deliver Shareholder Value

BitMine = n / 1

People	Partners	Structure	Scale	Tactics	Mission
Tom Lee + Elite crypto native & tradfi	Kraken FalconX Galaxy	Hold ETH in Treasury	Largest ETH DAT	Safe, Secure, Compliant	5% of ETH



Led by Our Chairman

Thomas J. Lee, CFA

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat Global Advisors. He is an accomplished Wall Street strategist with over 25 years of experience in equity research, and has been top ranked by Institutional Investor every year since 1998.

Prior to founding Fundstrat, Mr. Lee was at J.P. Morgan from 1999 to 2014 and served as Chief Equity Strategist from 2007 to 2014. Previously served as Managing Director at Salomon Smith Barney. Mr. Lee graduated from the undergraduate program at the Wharton School, University of Pennsylvania.

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Thank You!